Loomis Sayles Research Fund

Supplement dated July 9, 2009, to the Natixis Equity Funds Class A, B and C Prospectus

and Natixis Equity Funds Class Y Prospectus, each dated February 1, 2009, as may be revised or supplemented from time to time.

The Board of Trustees of Loomis Sayles Funds II has approved changes to the investment strategy and name of the Loomis Sayles Research Fund (the “Fund”). Effective on or about October 1, 2009, the Fund’s name will change to the “Loomis Sayles Disciplined Equity Fund” and it is expected that the Fund’s principal investment strategies and principal investment risks will be amended and restated as described below.

The sections “Principal Investment Strategies” and “Principal Investment Risks” within the section “Goals, Strategies & Risks” are hereby replaced with the following with regard to the Fund:

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities and securities and other investments convertible into equity securities (such as convertible bonds and warrants) or whose returns are derived from equity securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such 80% policy taking effect. The Fund generally focuses on securities of large capitalization companies, but may invest in companies of any size. Under normal market conditions, the Fund expects to hold approximately 35-45 individual equity investments, although it may hold less or more from time to time.

Loomis Sayles’ industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor’s 500 Index (the “S&P 500 Index”), use a research-driven, company-by-company approach to recommend to the Fund’s portfolio managers which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. In addition to the research analysts’ sector-specific recommendations and other factors, the portfolio managers also employ quantitative analysis to evaluate the analysts’ recommendations and construct the Fund’s investment portfolio. The Fund’s sector weightings may differ from those of the S&P 500 Index. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or a more attractive opportunity is found.

The Fund may also:

•	Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
•	Engage in foreign currency transactions, engage in options and futures transactions for hedging and investment purposes, and may engage in securities lending. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
•	Invest in Rule 144A securities.
•	Invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).
•

Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to shareholders who are individuals. Trading costs and tax effects associated with frequent trading may adversely impact the Fund’s performance.

For temporary defensive purposes, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Under normal circumstances, the Fund will generally not hold more than 10% of its assets in cash and cash equivalents.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances which could prevent the Fund from achieving its investment goals. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Credit risk: The risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Currency risk: The risk that fluctuations in the exchange rates between different currencies may negatively affect an investment.

Derivatives risk: Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives are also subject to credit risk and liquidity risk. Investments in derivatives are also subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging-growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Investments in other investment companies risk: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.

Issuer risk: The value of the Fund’s investments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, at certain times, the market for money market and similar instruments may become illiquid. At these times, it may be difficult to sell securities. Illiquid investments may also be difficult to value.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition as well as overall market and economic conditions.

For additional information, see the section “More About Risk.”